UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012 (September 11, 2012)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01              Entry into a Material Definitive Agreement.

The information contained in Item 5.02 under the caption “Indemnification Agreement” is hereby incorporated into this item 1.01.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On September 11, 2012, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Georgia Gulf Corporation (the “Company”) elected William L. Mansfield as a non-employee director of the Company, effective September 11, 2012.  Mr. Mansfield was appointed to serve on the Audit Committee and on the Nominating and Corporate Governance Committee.  The Company has determined that neither Mr. Mansfield nor his immediate family has engaged in any transaction with the Company requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Mansfield also serves as a director for Bemis Company, Inc.

A press release discussing Mr. Mansfield’s election to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Compensatory Arrangement

Mr. Mansfield will receive compensation that is consistent with the compensatory arrangement the Company currently has with its other non-employee directors, which presently includes:  (i) an annual fee of $70,000; (ii) an additional fee of $1,000 per Board or committee meeting for every official meeting over a threshold of 25 official meetings per year that each such director attends; and (iii) eligibility to participate in the Company’s 2011 Equity and Performance Incentive Plan.

Grant of Restricted Stock Units

On September 11, 2012, upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the Company’s 2011 Equity and Performance Incentive Plan, the Board granted Mr. Mansfield 1,820 restricted stock units, all of which will vest on the earlier of May 22, 2013 or the next annual meeting of stockholders, subject to the terms of the Restricted Stock Unit Agreement entered into between the Company and Mr. Mansfield, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Indemnification Agreement

On September 11, 2012, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Mansfield in connection with his election to the Board.

In general, the Indemnification Agreement provides that the Company will indemnify Mr. Mansfield, subject to certain provisions, to the fullest extent permitted or required by Delaware law and to any greater extent that Delaware law may permit in the future against any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative, arbitrative, investigative or other, and whether made pursuant to federal, state or other law or inquiries or investigations, whether made, instituted or conducted by or in the right of the Company or any other person related to Mr. Mansfield’s actions or failure to act in his capacity as an officer or director of the Company (a “claim”) and any and all expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other) and amounts paid in settlement in connection with such claim, except for any claim initiated by Mr. Mansfield against the Company or any director or officer of the Company unless the Company has joined or consented to the initiation of such claim.  The Indemnification Agreement also provides for the advancement by the Company prior to the final disposition of the claim of any and all expenses relating to any claim incurred or paid by Mr. Mansfield or reasonably expected to be paid or incurred by Mr. Mansfield, provided that Mr. Mansfield undertakes in writing to repay any such amounts to the extent that it is determined Mr. Mansfiled is not entitled to indemnification.

Mr. Mansfield will be entitled to indemnification if he (i) is successful on the merits or otherwise in defense of any claim, including without limitation dismissal with or without prejudice or (ii) has satisfied any applicable standard of conduct under Delaware law, depending on the circumstances, as determined by (A) a majority vote of the directors not a party to the claim at issue (the “Disinterested Directors”), (B) a majority vote of a committee of Disinterested Directors designated by all Disinterested Directors, or (C) independent counsel, if a change of control (as defined) has occurred or there are no Disinterested Directors.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which Mr. Mansfield may be entitled, including any rights arising under the Company’s certificate of incorporation or bylaws, any other contract, any vote of the Company’s shareholders or resolution of directors, Delaware law or otherwise. The Indemnification Agreement also requires the Company to use commercially reasonable efforts to maintain directors’ and officers’ liability insurance and require any successor to all or substantially all of the business or assets of the Company to expressly assume the agreement.  The Company is entitled to participate in the defense of any claim or to assume the defense of such claim, with counsel reasonably satisfactory to Mr. Mansfield; however, Mr. Mansfield may have the right to retain separate counsel at the Company’s expense in certain circumstances.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the form of agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit

10.1

Form of Restricted Stock Unit Agreement (Directors) (filed as Exhibit 10.3 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011 and incorporated herein by reference)

10.2	Form of Indemnification Agreement (Directors) (filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on January 19, 2010 and incorporated herein by reference)
99.1	Press Release, dated September 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Timothy Mann, Jr.
Name: Timothy Mann, Jr.
Title: Executive Vice President, General Counsel and Secretary

Date: September 11, 2012

EXHIBIT INDEX

Number	Exhibit

10.1

Form of Restricted Stock Unit Agreement (Directors) (filed as Exhibit 10.3 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011 and incorporated herein by reference)

10.2	Form of Indemnification Agreement (Directors) (filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on January 19, 2010 and incorporated herein by reference)
99.1	Press Release, dated September 11, 2012